WARRANT AMENDMENT – B WARRANTS

This WARRANT AMENDMENT (“Amendment”) entered into as of the ___ day of August, 2021 by and between GENERAL CANNABIS CORP, a Colorado corporation (the “Company”), and the party set forth in the signature line below (“Holder”).

Recitals:

WHEREAS, pursuant to a warrant previously issued in connection with the Company’s 15% note offering (“Warrant Agreement”), the Company granted to Holder warrants to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), in the amount set forth in the signature block below (“B Warrants”).

WHEREAS, the parties wish to amend certain terms and conditions of the B Warrants as provided herein.

NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the Company and Holder hereby agree as follows:

1.	Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Warrant Agreement.

2.	Extension of Expiration Date. The Expiration Date is hereby amended to be December 31, 2024.

3.	Purchase Price. The Purchase Price is hereby amended to be $1.00 per Warrant Share.

4.	Adjustments/Anti-Dilution. For the purpose of clarity, notwithstanding anything contained in the Warrant Agreement or any other agreement (oral or written), the only permitted adjustments to the Purchase Price or the number of Warrant Shares issuable to Holder shall be as expressly set forth in Section 3 or 3.1 of the Warrant Agreement, as applicable – “Stock Dividends, Splits” and no ‘anti-dilution’ or other similar adjustments (whether pursuant to Section 3.2 of the Warrant Agreement or otherwise) shall be permitted or applicable to the B Warrants as amended herein.

5.	Remaining Provisions. All terms and conditions contained in the Warrant Agreement not amended pursuant to this Amendment shall remain in full force and effect as set forth therein.

6.	Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Colorado without giving effect to principles of conflicts or choice of laws thereof. This Amendment may be executed in counterparts, each of which shall be deemed and original, and all of which, when taken together, shall constitute one and the same instrument. This Amendment may be executed and delivered via email PDF or similar electronic delivery.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above and with respect to the number of B Warrants set forth below.

GENERAL CANNABIS CORP

By: _____________________________

Name:Adam Hershey

Title:Interim CEO

Holder:

____________________________

Print Name:

Address:

Number of B Warrants: ____________